Exhibit 99.1

                                 MORGAN STANLEY

11/16/20008:53:36   CARVE Version 627.   /u/jhallik/carvedir/Hypothetical/Preprice_01NC3/MainDeal_011115_WithA3.carve
MORGAN STANLEY ABS CAPITAL      ASSET BACKED CERTIFICATES      SERIES HYPOTHETICAL         CLASS A-3

Current    121,377,000.00           Payment      Monthly               Market       NonConforming
Balance                             Frequency                          Description  AAA
Original   121,377,000.00           Delay        0                     Avg Life     2.8076
Balance                             Coupon       _1 monthlibor +       Total        8,983,099.81
Factor     1.00000000               Formula      0.3300 (UnCapped,     Interest
                                                 0.0000 Floor)

  Name        Condition                 Trigger                               Prepay           Index
---------  ---------------    --------------------------------                --------   ------------------
PXCALL     (((_type == FRM))  optionalCall YES, histLookup NO, trigger 1 YES  PPM1 100   1 Month Libor 2.27000
                              optionalCall YES, histLookup NO, trigger 1 YES  PPM2 100   1 Month Libor 2.27000
6 Month Libor 2.16000   Year CMT 2.00000  3 Month Libor 2.00000   Reinvestment Rate 4.00000   WAC Decline 0.0000   Delinq Vec 0.0000
6 Month Libor 2.16000   Year CMT 2.00000  3 Month Libor 2.00000   Reinvestment Rate 4.00000   WAC Decline 0.0000   Delinq Vec 0.0000

Delinq Mult 0.0000   Miscellaneous 2.00000
Delinq Mult 0.0000   Miscellaneous 2.00000


Custom Prepay Models

      Name        Type        Model Specification
-------------------------------------------------
      PPM1        aged        CPR 0-23 15 23
      PPM2        aged        CPR 25

Per         Date           Balance           Principal        Interest       Coupon        Total Cash
0        11/28/2001     121,377,000.00              0.00           0.00     -1.00000              0.00
1        12/25/2001     118,716,820.51      2,660,179.49     236,685.15      2.60000      2,896,864.64
2        01/25/2002     116,047,492.74      2,669,327.77     265,793.77      2.60000      2,935,121.54
3        02/25/2002     113,367,644.13      2,679,848.61     259,817.44      2.60000      2,939,666.05
4        03/25/2002     110,676,227.85      2,691,416.28     229,254.57      2.60000      2,920,670.85
5        04/25/2002     107,972,497.12      2,703,730.73     247,791.78      2.60000      2,951,522.51
6        05/25/2002     105,256,007.67      2,716,489.45     233,940.41      2.60000      2,950,429.86
7        06/25/2002     102,526,618.63      2,729,389.04     235,656.51      2.60000      2,965,045.54
8        07/25/2002      99,784,491.76      2,742,126.87     222,141.01      2.60000      2,964,267.88
9        08/25/2002      97,030,088.88      2,754,402.88     223,406.39      2.60000      2,977,809.27
10       09/25/2002      94,264,167.60      2,765,921.28     217,239.59      2.60000      2,983,160.87
11       10/25/2002      91,487,775.16      2,776,392.44     204,239.03      2.60000      2,980,631.47
12       11/25/2002      88,702,240.46      2,785,534.70     204,830.96      2.60000      2,990,365.66
13       12/25/2002      85,909,164.26      2,793,076.20     192,188.19      2.60000      2,985,264.39
14       01/25/2003      83,175,161.59      2,734,002.67     192,341.07      2.60000      2,926,343.75
15       02/25/2003      80,504,986.98      2,670,174.61     186,219.95      2.60000      2,856,394.56
16       03/25/2003      77,897,156.18      2,607,830.79     162,798.97      2.60000      2,770,629.77
17       04/25/2003      75,350,219.42      2,546,936.76     174,403.08      2.60000      2,721,339.84
18       05/25/2003      72,862,760.54      2,487,458.88     163,258.81      2.60000      2,650,717.69
19       06/25/2003      70,433,396.28      2,429,364.27     163,131.62      2.60000      2,592,495.89
20       07/25/2003      68,060,775.45      2,372,620.83     152,605.69      2.60000      2,525,226.52
21       08/25/2003      65,743,578.26      2,317,197.19     152,380.51      2.60000      2,469,577.71
22       09/25/2003      63,480,515.53      2,263,062.73     147,192.57      2.60000      2,410,255.30
23       10/25/2003      61,271,339.91      2,209,175.61     137,541.12      2.60000      2,346,716.73
24       11/25/2003      59,113,764.23      2,157,575.68     137,179.72      2.60000      2,294,755.41
25       12/25/2003      57,006,588.50      2,107,175.73     128,079.82      2.60000      2,235,255.55
26       01/25/2004      54,948,640.61      2,057,947.89     127,631.42      2.60000      2,185,579.31
27       02/25/2004      52,938,775.63      2,009,864.98     123,023.90      2.60000      2,132,888.88
28       03/25/2004      50,975,872.21      1,962,903.42     110,877.32      2.60000      2,073,780.75
29       04/25/2004      49,058,870.54      1,917,001.67     114,129.31      2.60000      2,031,130.98
30       05/25/2004      47,186,672.80      1,872,197.75     106,294.22      2.60000      1,978,491.96
31       06/25/2004      45,358,236.73      1,828,436.07     105,645.72      2.60000      1,934,081.79
32       07/25/2004      43,572,544.27      1,785,692.46      98,276.18      2.60000      1,883,968.64
33       08/25/2004      41,828,600.99      1,743,943.28      97,554.09      2.60000      1,841,497.36
34       09/25/2004      40,125,435.54      1,703,165.45      93,649.59      2.60000      1,796,815.04
35       10/25/2004      38,462,099.12      1,663,336.43      86,938.44      2.60000      1,750,274.87
36       11/25/2004      36,837,664.92      1,624,434.19      86,112.37      2.60000      1,710,546.56
37       12/25/2004      36,837,664.92              0.00      79,814.94      2.60000         79,814.94
38       01/25/2005      36,837,664.92              0.00      82,475.44      2.60000         82,475.44
39       02/25/2005      36,837,664.92              0.00      82,475.44      2.60000         82,475.44
40       03/25/2005      36,837,664.92              0.00      74,493.94      2.60000         74,493.94
41       04/25/2005      36,837,664.92              0.00      82,475.44      2.60000         82,475.44
42       05/25/2005      36,218,456.26        619,208.67      79,814.94      2.60000        699,023.61
43       06/25/2005      35,392,661.20        825,795.05      81,089.10      2.60000        906,884.15
44       07/25/2005      34,586,199.30        806,461.91      76,684.10      2.60000        883,146.01
45       08/25/2005      33,798,620.41        787,578.88      77,434.66      2.60000        865,013.54
46       09/25/2005      33,029,484.88        769,135.53      75,671.36      2.60000        844,806.89



Per       Date            Balance             Principal        Interest      Coupon         Total Cash
47       10/25/2005      32,278,363.23        751,121.65      71,563.88      2.60000        822,685.53
48       11/25/2005      31,544,835.98        733,527.26      72,267.67      2.60000        805,794.93
49       12/25/2005      30,828,493.36        716,342.62      68,347.14      2.60000        784,689.77
50       01/25/2006      30,128,935.13        699,558.23      69,021.57      2.60000        768,579.80
51       02/25/2006      29,445,770.35        683,164.78      67,455.34      2.60000        750,620.12
52       03/25/2006      28,778,617.15        667,153.20      59,545.89      2.60000        726,699.09
53       04/25/2006      28,127,102.52        651,514.63      64,432.13      2.60000        715,946.75
54       05/25/2006      27,490,862.13        636,240.39      60,942.06      2.60000        697,182.45
55       06/25/2006      26,869,540.09        621,322.04      61,548.99      2.60000        682,871.02
56       07/25/2006      26,262,788.80        606,751.30      58,217.34      2.60000        664,968.63
57       08/25/2006      25,670,268.70        592,520.10      58,799.47      2.60000        651,319.56
58       09/25/2006      25,091,648.14        578,620.56      57,472.88      2.60000        636,093.43
59       10/25/2006      24,526,603.18        565,044.97      54,365.24      2.60000        619,410.20
60       11/25/2006      23,974,817.37        551,785.80      54,912.34      2.60000        606,698.14
61       12/25/2006      23,435,981.65        538,835.72      51,945.44      2.60000        590,781.16
62       01/25/2007      22,909,794.11        526,187.54      52,470.56      2.60000        578,658.10
63       02/25/2007      22,395,959.87        513,834.24      51,292.48      2.60000        565,126.72
64       03/25/2007      21,894,190.89        501,768.98      45,289.61      2.60000        547,058.59
65       04/25/2007      21,404,205.83        489,985.06      49,018.66      2.60000        539,003.72
66       05/25/2007      20,925,729.87        478,475.96      46,375.78      2.60000        524,851.74
67       06/25/2007      20,458,494.60        467,235.27      46,850.38      2.60000        514,085.66
68       07/25/2007      20,002,237.83        456,256.77      44,326.74      2.60000        500,583.51
69       08/25/2007      19,556,703.45        445,534.37      44,782.79      2.60000        490,317.16
70       09/25/2007      19,121,641.34        435,062.11      43,785.29      2.60000        478,847.40
71       10/25/2007      18,696,807.15        424,834.19      41,430.22      2.60000        466,264.41
72       11/25/2007      18,281,962.24        414,844.91      41,860.07      2.60000        456,704.99
73       12/25/2007      17,876,873.49        405,088.75      39,610.92      2.60000        444,699.67
74       01/25/2008      17,481,313.21        395,560.28      40,024.33      2.60000        435,584.61
75       02/25/2008      17,095,059.01        386,254.20      39,138.72      2.60000        425,392.92
76       03/25/2008      16,717,893.66        377,165.35      35,804.65      2.60000        412,970.00
77       04/25/2008      16,349,604.98        368,288.69      37,429.51      2.60000        405,718.19
78       05/25/2008      15,989,985.71        359,619.27      35,424.14      2.60000        395,043.41
79       06/25/2008      15,638,833.44        351,152.28      35,799.80      2.60000        386,952.08
80       07/25/2008      15,295,950.42        342,883.01      33,884.14      2.60000        376,767.15
81       08/25/2008      14,961,143.55        334,806.87      34,245.93      2.60000        369,052.81
82       09/25/2008      14,634,224.17        326,919.37      33,496.34      2.60000        360,415.71
83       10/25/2008      14,315,008.05        319,216.13      31,707.49      2.60000        350,923.61
84       11/25/2008      14,003,315.21        311,692.84      32,049.71      2.60000        343,742.56
85       12/25/2008      13,698,969.86        304,345.34      30,340.52      2.60000        334,685.86
86       01/25/2009      13,401,800.33        297,169.54      30,670.47      2.60000        327,840.01
87       02/25/2009      13,111,638.89        290,161.43      30,005.14      2.60000        320,166.58
88       03/25/2009      12,828,321.76        283,317.13      26,514.65      2.60000        309,831.78
89       04/25/2009      12,551,688.94        276,632.82      28,721.19      2.60000        305,354.01
90       05/25/2009      12,281,584.17        270,104.78      27,195.33      2.60000        297,300.10
91       06/25/2009      12,017,854.80        263,729.37      27,497.10      2.60000        291,226.47
92       07/25/2009      11,760,351.75        257,503.05      26,038.69      2.60000        283,541.73
93       08/25/2009      11,508,929.41        251,422.34      26,330.12      2.60000        277,752.46
94       09/25/2009      11,263,445.55        245,483.86      25,767.21      2.60000        271,251.07
95       10/25/2009               0.00     11,263,445.55      24,404.13      2.60000     11,287,849.69
Total                                     121,377,000.00   8,983,099.81                 130,360.099.81


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